EXHIBIT 99
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                               NISOURCE



            Merrill Lynch Power and Gas Leaders Conference

                             Gary L. Neale

                          September 18, 2003




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                     FORWARD-LOOKING STATEMENTS



  "SAFE HARBOR" STATEMENT

  This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
  Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent, belief or current expectations of the Company and its management. Although NiSource Inc. believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Readers are cautioned that the forward-looking statements in this presentation are not guarantees of future performance and involve a number of risks and uncertainties, and that actual results could differ materially from those indicated by such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to, the following: weather, fluctuations in supply and demand for energy commodities, successful consummation of dispositions, growth opportunities for NiSource's businesses, increased competition in deregulated energy markets, dealings with third parties over whom NiSource has no control, actual operating experience of acquired assets, the regulatory process, regulatory and legislative changes, changes in general economic, capital and commodity market conditions, and counter-party credit risk.

  SEPTEMBER, 2003

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                            A SUPER REGIONAL
                         INTEGRATED GAS COMPANY






  *  Strategic Location
     -  30% population / 40% of U.S.
        energy consumption

  *  Third Largest Gas Distribution Company
     in the U.S.
     -  3.3 million customers - 9 states

  *  Fourth Largest Gas Pipeline
     Company in the U.S.
     -  Over 16,000 miles interstate         [MAP OF EASTERN UNITED STATES
        pipelines                              DEPICTING ENERGY CORRIDOR]

  *  One of the Largest Gas Storage
     Networks in the U.S.
     -  Over 670 Bcf (Market Area)

  *  Mid Size Regional Electric Business
     -  Over 437,000 customers
     -  3,392 MW generating capacity

  *  100% of Operating Income from
     Regulated Operations



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                                  NISOURCE
                           CHALLENGES AND RESULTS



                                                   Actions
                                                   -------

                                      *  Focus on Regulatory
                                         Opportunities

                                      *  Standardize Utility/Pipeline
                                         Operations
    Challenges                           -  Reduce O&M Expenses
    ----------                           -  Control Capital Spending

    >  Grow Earnings       >          *  Equity Offering - Fall 2002
                             >
    >  Strengthen Balance      >      *  Trim Dividend 20% - Nov. 2003
       Sheet                     >
                               >      *  Reduce Debt
    >  Adequate Liquidity    >           -  Sale of Non-Core Assets
                           >             -  Reduce Interest Expense
    >  Credit Ratings

                                                   Results
                                                   -------

                                      *  Rating Agencies' Affirmation of
                                         Investment Grade Credit Ratings

                                      *  Reduced Business Risk Profile

                                      *  On-track for Solid 2003
                                         Performance



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                      EXITING NON-CORE ACTIVITIES


        PRE-MERGER                               FIRST HALF 2003
        ----------                               ---------------

  Columbia LNG
  Columbia Retail
  Columbia Electric
  Market Hub Partners
  Miller Pipeline                                Over $2.3 Billion
  Columbia Propane                ====>           in Non-Core
  Columbia Petroleum                              Asset Sales
  Portland Natural Gas Transmission
  SM&P/UTI - Locating Business
  IWC Resources - Water Utility
  TPC - Gas Trading
  Energy USA Propane
  Columbia Energy Resources -
     E&P Business
  Primary Energy (Cogeneration
     Facilities) - Pending



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                          BALANCING OUR RISK



            [Pie chart depicting 2002 Operating Income]


                2002 Operating Income
                                                  100% of Operating
    Regulated Electric Operations         27%        Income From
    Regulated Gas Transmission            34%         Regulated
    Regulated Gas Distribution            39%        Businesses.







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                      IMPROVING OUR PRODUCTIVITY



           [Graph depicting Staffing at Core Businesses]


                 Staffing at our Core Businesses

                     YEAR
                     ----

                     1999              11,920
                     2000              10,084
                     2001               9,783
                     2002               8,734



     Core businesses reflect gas distribution, electric utility, gas transmission and corporate.



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                       DEMONSTRATING CAPITAL
                            DISCIPLINE


        [Graph depicting Capital Expenditures)


               Capital Expenditures ($ in millions)
               --------------------

       1998         $658                  2001           $679
       1999         $851                  2002           $619
       2000         $863                  2003E          $565

           Pre-merger                         Post-merger




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                   WHILE PROVIDING FOR GROWTH
                     FROM INTERNAL SOURCES




                   2003E Capital Expenditures
                         $565 Million

   [Pie chart depicting 2003E               $135 Million Growth Capex
   Capital Expenditures]                    -------------------------

   Electric Operations   38%                * 55% Gas Distribution
   Gas Transmission      23%                * 27% Gas Transmission
   Gas Distribution      35%                * 16% Electric
   Other                  4%                *  2% Other






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                        DIVIDEND PAYOUT RATIO


               [Graph depicting Dividend Payout Ratio]


                       Dividend Payout Ratio
                       ---------------------

                       1997              58%
                       1998              60%
                       1999              79%
                       2000              96%
                       2001             110%
                       2002              65%
                       2003E*            67%


*Based on EPS from continuing operations

*Target Future Payout at 55% Range

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                 STRENGTHENING OUR GAS DISTRIBUTION




                                       *  Industry-leading Scale

                                       *  Diversification of Customers
                                          and States
    [MAP OF COLUMBIA AND NISOURCE GAS
           SERVICE TERRITORIES]        *  Favorable Overall Regulatory
                                          Environment

                                          -  Customer Choice

                                       *  Strong Regulatory Relationships

                                          -  Incentive Opportunities

                                       *  Vertical Integration With
                                          Transmission / Storage




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                 INTEGRATING OUR TRANSMISSION / STORAGE



                                       *  One of the Largest Integrated
                                          Systems in U.S.

                                            - Over 670 Bcf of Storage
                                              (Market Area)

         [MAP OF STORAGE               *  Majority of Capacity Sold to
     FACILITIES AND PIPELINES]            LDCs

                                       *  Competitive Cost Structure Vs.
                                          Other Pipeline Systems in the
                                          Mid-Atlantic Region

                                       *  Unique Web-like Network Benefits
                                          from Integrated Storage and
                                          Access to Supply

                                       *  Millennium Pipeline Project to
                                          Supply Gas to New York/New
                                          England Markets




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              CAPITALIZING ON OUR ELECTRIC GATEWAY



                                 *  Vertically Integrated Utility

                                       - Near-Term Deregulation Unlikely

  [MAP OF EASTERN UNITED         *  Low-Cost Portfolio of Coal-Fired
  STATES DEPICTING FLOW             Generation (3,204 MW)
  FROM NORTHERN INDIANA
  TO THE MICHIGAN MARKET,        *  Interconnect With Five Surrounding
  COMED HUB AND CINERGY             Control Areas
  HUB WITH LEGEND]
                                       - Ability to Market Excess Energy

                                 *  Rate Settlement in Place Until 2006

                                 *  Environmental Tracker Approved to
                                    Recover NOx Expense



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                     POSITIONING NISOURCE FOR SOLID
                             2003 EARNINGS


                    [Graph depicting Income and EPS
                      from Continuing Operations]

                            Income                  EPS
       YEAR      from Continuing Operations  (From Continuing)
                       ($ in millions)

       2001                189.4                   $0.92
       2002                396.5                   $1.88
       2003E(1)            431.0                   $1.65


      (1) Assumes Normal Weather and an Additional 51 Million Shares Outstanding in 2003.








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                        NISOURCE ENERGY MARKET



  *  Strong Assets Located in Growth
     Markets

  *  Low Business Risk Profile

     -  100% Regulated
     -  3.7 Million Distribution           [MAP OF EASTERN UNITED STATES
        Customers                            DEPICTING ENERGY CORRIDOR]

  *  Stronger/De-levered Balance Sheet

  *  Stable Investment Grade Credit

  *  Improved Liquidity Position



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